UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a -12

NORTHPORT CAPITAL INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHPORT CAPITAL INC.
601 Union Street, Suite #4200,
Seattle, WA, 98101

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON                               , 2008

To the Shareholders of Northport Capital Inc.:

Notice is hereby given to the shareholders (the “Shareholders”) of Northport Capital Inc., a Colorado corporation (the “Company”) that the 2008 annual meeting of shareholders (the “Annual Meeting”), will be held at the Company’s corporate offices in Dalian, China at Suite #512, A. No. 1 Huoju Roadin the Qixianlinq Industrial Base – High-Tech Zone of Dalian on _______, ______ ___, 2008 at 1:00 p.m. (local China time—which is Pacific Daylight Time plus 15 hours), for the following purposes:

Proposal 1:	To re-elect the current three (3) directors to serve until the next annual meeting of shareholders;
Proposal 2:	To approve a plan of merger for the reincorporation of the Company from the State of Colorado to the State of Washington and the change of the name of the Company to Northport Network Systems, Inc.;
Proposal 3:	To approve the Company’s proposed 2008 Stock Option Plan authorizing the amount of 2,750,000 shares of common stock;
Proposal 4:	To ratify the appointment of Jimmy C.H. Cheung & Co as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008; and
Other Business:	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

The board of directors has set __________, 2008 (the “Record Date”), as the record date for the Annual Meeting. Shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of shareholders as of the Record Date will be available for inspection for any purpose related to the Annual Meeting, during the ten (10) days prior to the Annual Meeting, at the Company’s Seattle and Dalian offices, during regular business hours and at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to ensure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ James Wang
Chief Financial Officer, Secretary and Director

Seattle, Washington
___________, 2008

APPENDIX

NORTHPORT CAPITAL INC.

PROXY STATEMENT
For Annual Meeting of Shareholders
To Be Held _________, 2008

This proxy statement (this “Proxy Statement”) is being furnished to the shareholders of record as of the close of business on ________, 2008 (“Shareholders”) holding shares of common stock, $.001 par value (the “Common Stock”) of Northport Capital Inc., a Colorado corporation (the “Company”), in connection with the solicitation by the board of directors (the “Board”) of proxies for use at the Company’s 2008 annual meeting of shareholders (the “Annual Meeting”), to be held on ____________, 2008 at 1:00 p.m. (local China time—which is Pacific Daylight Time plus 15 hours) at the Company’s offices in Dalian, China at Suite #512, A. No. 1 Huoju Roadin the Qixianlinq Industrial Base – High-Tech Zone of Dalian, and at any adjournments or postponements thereof. The matters to be considered and acted upon at the Annual Meeting are described in this proxy statement.

The Company’s North American offices are located at 601 Union Street, Suite #4200, Seattle, Washington, 98101. The proxy statement and accompanying proxy card are first being mailed to the Shareholders on or about _______, 2008.

INFORMATION ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, Shareholders will be asked to vote upon the following matters, which are also outlined in the notice of meeting on the cover page and described in this Proxy Statement:

Proposal 1:	To re-elect the current three (3) directors to serve until the next annual meeting of shareholders;
Proposal 2:	To approve a plan of merger for the reincorporation of the Company from the State of Colorado to the State of Washington and the change of the name of the Company to Northport Network Systems, Inc.;
Proposal 3:	To approve the Company’s proposed 2008 Stock Option Plan authorizing the amount of 2,750,000 shares of common stock;
Proposal 4:	To ratify the appointment of Jimmy C.H. Cheung & Co as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008; and
Other Business:	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

After the conclusion of business at the Annual Meeting the Board and management of the Company will respond to questions from Shareholders.

Who is entitled to vote?

Only common stock Shareholders of record as of the close of business on ___________ (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. Each Shareholder is entitled to one (1) vote per share. Pursuant to the Company’s Articles of Incorporation, the Company is authorized to issue 100,000,000 shares of Common Stock at $.001 par value. As of the Record Date, there are 27,500,000 shares of Common Stock issued and outstanding.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders may submit proxies by completing, signing and dating the attached proxy card and mailing them in the accompanying pre-addressed envelopes. Shareholders who hold shares beneficially in street name may vote by mailing, completing, signing, and dating the voting instruction cards provided.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may revoke or change your vote at any time before the proxy is exercised by sending a notice of revocation or a duly executed proxy card bearing a later date to the Company’s Seattle office with attention to the Secretary. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management of the Company.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees for election as directors or your vote may be “WITHHELD” with respect to one or more of such nominees.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board, which will be voted “FOR” the proposals described in this Proxy Statement.

What is the voting requirement to approve each of the proposals?

In the election of directors, pursuant to Colorado law, the three (3) directors for re-election receiving the highest number of “FOR” votes cast in their favor at the Annual Meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Dissenters’ Rights

Under the Colorado Business Corporation Act (“CBCA”), shareholders of the Company (both of record and beneficial owners of shares) who oppose the reincorporation are generally entitled to dissent and obtain payment of the fair value of their shares in the event of the consummation of the Merger pursuant to Article 113 of the CBCA, a copy of which has been attached hereto as Appendix A. (See the description of Proposal 2 for further information on the reincorporation merger). The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and such article should be reviewed carefully by each Shareholder. Failure to comply with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters’ rights.

A Shareholder of record of Common Stock may assert dissenter’s rights to the Common Stock held in such record holder’s name only if the record holder dissents and does not vote in favor of the reincorporation proposal with respect to all the shares beneficially owned by any one person and causes the Company to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters’ rights.

A beneficial holder of Common Stock may assert dissenters’ rights as to the shares held on such beneficial shareholder’s behalf only if the beneficial holder causes the Company to receive the record holder’s written consent to dissent not later than the time the beneficial holder asserts the dissenters’ rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of the reincorporation proposal with respect to all shares of Common Stock owned by the beneficial holder.

If the holder of Common Stock wishes to dissent, it must send to the Company and cause the Company to receive before the vote on the reincorporation merger is taken, written notice of its intention to demand payment for its shares of Common Stock if the reincorporation merger is effectuated. Neither a vote against the reincorporation nor any proxy directing such vote, nor abstention from voting on the reincorporation proposal will satisfy the requirement for a written notice to the Company. All such notices should be mailed to:

Northport Capital Inc.
601 Union Street, Suite #4200
Seattle, Washington, 98101
Attn: James Wang
(206) 652-3451

If the reincorporation merger is authorized at the Annual Meeting, then, within ten (10) days thereafter, the Company will provide to the dissenting Shareholder, if the Shareholder complies with the Article 113 requirements and is still entitled to demand payment, a written notice containing all information required by the CBCA. The dissenting holder entitled to demand payment must, in accordance with the provisions of Article 113 of the CBCA, demand payment and deposit share certificates representing such dissenting Shareholder’s shares of Common Stock.

If the dissenting Shareholder has validly exercised its dissenters’ rights under Article 113 of the CBCA, the Company will pay the Shareholder the amount the Company estimates to be the fair value of the dissenting Shareholder’s shares plus interest at the rate provided in Article 113 of the CBCA from the effective date of the reincorporation until the payment date.

If the dissenting Shareholder has validly exercised its dissenters’ rights under Article 113 of the CBCA and believes that (i) the amount offered the Company has or paid is less than the fair value of such holder’s shares or that the interest was incorrectly calculated, (ii) the Company has failed to make the payment within sixty (60) days of the deadline for receiving payment demand, of (iii) the Company does not return deposited certificates when required to do so, the dissenting Shareholder may give notice to the Company of such holder’s estimate of the fair market value of such holder’s shares and the amount of interest due and demand payment. If a dissenting Shareholder’s demand for payment remains unresolved, then the Company may, within sixty (60) days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder’s shares and interest due thereon. If the Company does do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder’s demand for payment.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of Common Stock entitled to vote will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 27,500,000 shares of Common Stock, representing the same number of votes, were issued and outstanding. Thus, the presence of the holders of Common Stock representing at least 13,750,001 shares will be required to be present in person or by proxy to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum is present.

What happens if additional matters are presented at the Annual Meeting?

Other than the four proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Zhao Yan and Zhongbo Jia, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for an unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy “FOR” such other candidate or candidates as may be nominated by the Board.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain a separate set of voting materials?

If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders, Form 10-K for the fiscal year ended December 31, 2007 and Proxy Statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

Northport Capital Inc.
601 Union Street, Suite #4200
Seattle, Washington, 98101
Attn: James Wang
(206) 652-3451

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Who will bear the cost of soliciting votes for the Annual Meeting?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in the Company’s next quarterly report on Form 10-Q.

What is the difference between holding my shares as a shareholder of record and as a beneficial owner?

As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Shareholder of Record — If your shares are registered directly in your name with the Company’s transfer agent, Holladay Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed or sent a proxy card to your address of record for your use.

  Beneficial Owner — If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the shareholder of record, you may not vote these in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

How will my proxy be voted?

Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the proposals contained herein. We are not aware of any other matter that may be properly presented other than the proposals described herein. If any other matter is properly presented, the persons named in the enclosed form of proxy card will have discretion to vote in their best judgment. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

What if I don’t mark the boxes on my proxy?

Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each proposal in this Proxy Statement.

Can I go to the Annual Meeting if I vote by proxy?

Yes. Attending the Annual Meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the Secretary of the Annual Meeting or by delivering a later dated proxy.

PROPOSAL NO. 1

BOARD ELECTION

General

The Board currently consists of three directors, all of one class; however the Company’s current Bylaws permit a Board consisting of up to nine directors. Directors are elected for a term of office to expire at the next annual meeting of shareholders after their election and until their successors are duly elected and qualified. The Board proposes that the three nominees for re-election described below, be elected for a term of one year or until their successors are duly elected and qualified. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Set forth below are the names of the nominees for election as directors, their positions and offices with the Company (if applicable), their principal occupations during the past five years, directorships held with other corporations (if applicable), certain other information, their ages and, if relevant, the year they became a director of the company.

The Board of Directors unanimously recommends that you vote “FOR”
the re-election of each of the nominees for director, which requires that the nominees receiving the highest number of votes in their favor will be elected.

CURRENT BOARD OF DIRECTORS AND NOMINEES FOR RE-ELECTION

Name	Current Position with Company	Age[1]
Yan Zhao	Chairman of the Board, Chief Executive Officer and President	54
Zhong Bo Jia	Vice President and Director	54
James Wang	Secretary, Director and Chief Financial Officer	56

Information Concerning Directors and Nominees for Re-Election

Directors serve for a term of one year or until their successors are elected and qualified. Directors do not receive cash compensation for service as such. Executive officers are appointed and serve at the will and discretion of the Board of Directors. The only family relationship between or among any of the directors or executive offices of the Company is between Yan Zhao and Zhong Bo Jian who are husband and wife.

Yan Zhao, Age 54

Yan Zhao is Chairperson and President of Dalian, China based, Dalian Beigang Information Industry Development Co. Ltd., which she co-founded in 1997. Prior to 1997, she spent five years as general manager of Dalian Electronic and Telecommunication Co. Ltd. From 1969 to 1992, she was general manager of the Dalian Post and Telecommunication Bureau. Yan Zhou is a 1976 Bachelor of Science graduate of Chang Chun Post and Telecommunications College. She became President and director of Northport in April 2004.

Zhong Bo Jia, Age 54

From 1992 until co-founding Dalian Beigang Information Industry Development Co. Ltd. in 1997, Mr. Jia was President of Dalian Electronic and Telecommunication Co. Ltd. From 1969 to 1973 and from 1977 to 1992, he was

__________________________
1 As of the date of this Proxy Statement

with the Dalian Post and Telecommunication Bureau as Vice General Manager. Mr. Jia is a 1977 Bachelor of Science graduate from Beijing Post and Telecommunication University. He became a Vice President and director of Northport in April 2004.

James Wang, Age 56

James Wang, a Canadian citizen, has experience in business in both Canada and the U.S. in areas of distribution and technology. Since 2001 and over the past five years, he has devoted his time and efforts with Dalian Beigang as a marketing consultant. He has been extensively involved in assisting the management of the Dalian business in aspects of their core business and also assisting the Company in planning a US share listing. He became a director of Northport in April 2004.

Legal Proceedings

The Company’s directors, officers, affiliates or associate of any such director, officer or affiliate is not a party adverse and does not have a material interest adverse to the Company or any of its subsidiaries.

Transactions with Related Persons

The Company has not entered into any transactions with its directors or executive officers. All of the directors and officers have entered into employment agreements with the Company’s wholly owned Chinese subsidiary, as is required by Chinese labor laws.

Promoters and Certain Control Persons

By virtue of their activities in founding and organizing the Company, as well as their beneficial ownership of its voting securities, Yan Zhao, Zhong Bo Jia and James Wang may be deemed to be “promoters” of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers, directors and persons who own more than ten percent (10%) of the common stock to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and beneficial owners are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of copies of such reports received or representations from certain reporting persons, the Company believes that, during the year ended December 31, 2007, all of its officers, directors and beneficial owners complied with all Section 16(a) filing requirements applicable the them with respect to transactions during the 2007 fiscal year.

CORPORATE GOVERNANCE

Director Independence

None of the Directors are considered “independent.”

Board Meetings and Committees; Annual Meeting Attendance

The Board met two (2) times during the 2007 fiscal year. Each of the Company’s current directors attended 100% of the aggregate number of Board and Board committee meetings. The Company does not have a specific policy regarding director attendance at the annual meeting of shareholders; however, all directors are encouraged to attend if available. The Company did not hold an annual meeting of the shareholders in 2007. The Board has established has not established a compensation committee, audit committee or a nominating committee.

Nomination Committee

The Company does not have a standing nomination committee or committee performing similar functions. Due to the small size of the Board, all directors participate in carrying out nominating responsibilities. In identifying qualified individuals to become directors, the Board selects candidates whose attributes it believes would be most beneficial to the Company. The Board evaluates each individual’s experience, integrity, competence, diversity skills and dedication in the context of the needs to the Board. The Board generally will require that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and a general appreciation of the business and industry issues facing the Company. The Board does not have a policy with regard to shareholder nominations; however, it will consider qualified nominees recommended by the shareholders. The Board is in the process of developing provisions to address the process by which a shareholder may nominate an individual to stand for election to the Board.

Audit Committee

The Company has not established an audit committee because the Company does not have any directors that meet the requirements of independence. The Board intends to establish a formal audit committee in the near future. The Board has elected to be responsible for policies, procedures and other matters relating to accounting, internal financial controls and financial reporting, including the engagement of independent registered public accountants and the planning, scope, timing and cost of any audit and any other services that the auditors may be asked to perform, and review the auditors’ report on the Company’s financial statements following completion of each audit.

Compensation Committee

The Company has not established a compensation committee. The entire Board participated in deliberations concerning the executive officer compensation in 2007. Based on the Board’s review and discussions regarding executive compensation, the Board has decided to include information relating to executive compensation in this Proxy Statement, which can be found below.

Shareholder Communications

The Company has no policy regarding shareholder communications; however, shareholders may contact any of the Company’s directors by writing to them at Northport Capital Inc., 601 Union Street, Suite 4200, Seattle, Washington, 98101. Historically, the Board has not received shareholder communications and therefore, the Board does not have a formal process in place for handling such communications; however, the Board is actively evaluating such a process and expects to adopt a policy in the near future.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Executive Compensation Table

The following table sets forth a summary of all compensation for the last fiscal ending year on December 31, 2007, awarded to, earned by, or paid to the persons serving as the Company’s principal executive officer and the two most highly compensated executive officers other than our principal executive officer.

Name, Principal Position	Year	Base Salary $ (1)	Bonus $ (2)	Option Awards $	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified	All Other Compensation $	Total Compensation $

Yan Zhao, Chairperson, President	2006 2007	$17,560.98 $18,227.48	-0-	-0-	-0-	-0-	-0-	$17,560.98 $18,227.48

Zhong Bo Jia, Vice President	2006 2007	$11,707.32 $15,189.87	-0-	-0-	-0-	-0-	-0-	$11,707.32 $15,189.87

James Wang, Secretary	2006 2007	-0-(5) -0-	-0-	-0-	-0-	-0-	-0-	-0-(5) -0-

(1) Executives residing in China, receive compensation in Chinese Yuan. The U.S. Dollar amounts expressed above have been derived using an exchange rate of $1.00 = 7.9 Yuan.

(2) There are no employment agreements or any other arrangements currently in place whereby the Company’s executive officers receive compensation in the form of bonuses, options or other compensation under non-equity incentive plans.

(3) There is no formal pension plan currently in place for the Company’s executives or employees other than pension plans required by law for Chinese staff.

(4) The Company has not paid any other compensation to its executives.

(5) During the 2006 and 2007 fiscal years, Mr. Wang did not receive any compensation for his duties as secretary of the Company.

Employment Agreements with Our Executives and Employees

Currently, employment agreements are in place with all of the Company’s China based executives and employees No other arrangements exist whereby our executive officers would receive compensation in the form of bonuses, options or other compensation under non-equity incentive plans. Furthermore, no pension plan is currently in place for the Company’s executives or employees other than as required by law for China based executives.

The Company did not offer a pension plan during fiscal year 2007 other than as required by law for China based staff. The full time Chinese employees of the Company are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees’ salaries and make contributions to the plans out of the amounts accrued for medical and pension benefits. The total provision and contributions made for such employee benefits was $11,851 and $24,670 for the years ended December 31, 2007 and 2006, respectively. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

Employment Bonus Compensation

The Company did not offer any employment bonuses during fiscal year 2007.

Outstanding Equity Awards at Fiscal Year End

The Company did not offer any equity options during fiscal year 2007.

Director Compensation

The Company did not enter into any director compensation arrangements during the fiscal year 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 31, 2008, the Company’s outstanding Common Stock owned of record or beneficially by each executive officer and director and by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company’s Common Stock, and the shareholdings of all executive officers and directors as a group. Each person has sole voting and investment power with respect to the shares shown.

NAME	SHARES OWNED	PERCENTAGE OF SHARES OWNED AS AT MAY 31, 2008
Zhao Yan	5,750,000	21.7%
Zhong Bo Jia	3,375,000	12.73%
James Wang	2,239,120	8.45%
All Executive Officers and Directors	11,364,120	42.88%

The Company is not aware of any arrangement which might result in a change in control in the future. The addresses of the principal shareholders are:

Zhao Yan:
7th Floor, 21 Huabin Street
Xigang District
Dalian, Liaoning Province, China

Zhong Bo Jia:
Room 504, 32 Kang Zhuang Street
Bai Yun Xin Chun
Xigang District, Dalian, Liaoning Province, China

James Wang:
#4200, 601 Union Street,
Seattle, Washington, 98101

PROPOSAL NO. 2

REINCORPORATION MERGER FROM COLORADO TO WASHINGTON

General

The Board believes that it is in the best interests of the Company and its Shareholders to change the Company’s state of incorporation from Colorado to Washington (the “Reincorporation”). Accordingly, the Board approved the Reincorporation on May 15, 2008 and recommends that Shareholders vote in favor of an agreement and plan of merger (the “Merger Agreement”), attached hereto as Appendix B, whereby the Company will be merged with and into Northport Network Systems, Inc., a Washington corporation and its newly formed subsidiary (hereinafter referred to as “Northport Washington”). On May 15, 2008, the Board unanimously approved the Merger Agreement.

Approval of the Reincorporation and Merger Agreement, which will also constitute approval of the Articles of Incorporation of Northport Washington (the “Washington Articles”) and the Bylaws of Northport Washington (the “Washington Bylaws”), copies of which are attached to this Proxy Statement as Appendix C and Appendix D, respectively, will require the affirmative vote of the holders of a majority of outstanding shares of Common Stock of the Company entitled to vote thereon as of the Record Date.

The discussion below is qualified in its entirety by reference to the full text of the Merger Agreement, the Washington Articles and the Washington Bylaws, and by the applicable provisions of the Colorado Business Corporation Act (“CBCA”) and the Washington Business Corporation Act (“WBCA”).

The Board unanimously recommends that you vote “FOR” the reincorporation merger from Colorado to
Washington, approval of which requires an affirmative vote of a majority of the outstanding shares of the
Company.

Principal Reasons for the Reincorporation

The principal operations of the Company are, and will continue to be conducted in Seattle, Washington, in Dalian, China and in Canada. The Company believes the reincorporating in the State of Washington where the Company’s principal North American offices are located will be beneficial for management, shareholders and the Board.

Effect of Reincorporation and Merger Agreement

The Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.” In addition, the Reincorporation will result in a name change from Northport Capital, Inc. to Northport Network Systems, Inc. The Reincorporation will not, however, result in any change in the corporate headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than costs incident to the Reincorporation, which costs management considers immaterial). None of the Company’s subsidiaries will change their respective countries, states or jurisdictions of incorporation as a result of the Reincorporation. The Company’s management and members of the Company’s board of directors will assume identical positions with Northport Washington as the positions they hold with the Company immediately prior to the Reincorporation. The Company will not enter into any new employment agreements with the executive officers or employees of the Company, and none of the Company’s executive officers, directors or employees has any direct or indirect interest pursuant to the Reincorporation. We believe that the Reincorporation will not affect any of the Company’s material contracts with any third parties and that the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of Northport Washington. Northport Washington will be incorporated under the WBCA as a wholly owned subsidiary of the Company, exclusively for the purpose of merging with the Company. The address and phone number of Northport Washington’s principal office are the same as those of the Company. Prior to the Reincorporation, Northport Washington will not have any material assets or liabilities and will not have carried on any business. Upon completion of the Reincorporation, the rights of the shareholders of Northport Washington will be governed by the WBCA, the Washington Articles and the Washington Bylaws.

The Merger Agreement

The Reincorporation will be effected by merging the Company with and into a newly-formed Washington corporation that is a wholly-owned subsidiary of the Company. Upon completion of the Reincorporation, the Company, as a corporate entity, will cease to exist and Northport Washington will succeed to the assets and liabilities of the Company and will continue to operate the business of the Company. As provided by the Merger Agreement, each outstanding share of Company Common Stock will be automatically converted into one share of Northport Washington Common Stock, at the effective time of the Reincorporation. Each stock certificate representing issued and outstanding shares of Company Common Stock will continue to represent the same number of shares of Northport Washington Common Stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES. The Company’s common stock will continue to be traded on the Over the Counter Bulletin Board (“OTCBB”) under the symbol “NPCA.OB.” Northport Washington’s Articles of Incorporation and Bylaws will be the Articles of Incorporation and Bylaws of the continuing corporation.

Effective Time

Only if approved by the shareholders, it is anticipated that the Merger Agreement, and consequently the Reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado (together with the Merger Agreement) in accordance with Article 7-111-105 of the CBCA and the Articles of Merger to be filed with the Washington Secretary of State in RCW 23B.11.050. However, the Merger Agreement may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by holders of shares of Company Common Stock, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would not be advisable or not in the best interests of the Company and its shareholders.

Comparison of Shareholder Rights Before and After the Reincorporation

The rights of the Company’s shareholders are currently governed by the CBCA, Colorado common law, the Company’s current Articles of Incorporation (the “Colorado Articles”) and the Company’s current Bylaws (the “Colorado Bylaws”). The Colorado Articles and the Colorado Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at 601 Union Street, Suite 4200, Seattle, Washington, 98101. The rights of the Company’s shareholders after the completion of the Reincorporation will be governed by the WBCA, Washington common law, the Washington Articles and the Washington Bylaws.

Summarized below are the most significant changes in the Company’s Articles of Incorporation and Bylaws and in each state’s corporate laws. The summary below is not intended to be relied upon as an exhaustive list or complete description of all differences between the CBCA and the WBCA, and is qualified in its entirety by reference to the CBCA, the Colorado Articles, the Colorado Bylaws, the WBCA, the Washington Articles and the Washington Bylaws.

Comparison of Articles of Incorporation

The Company’s Washington Articles, which will be the governing Articles of Incorporation for the Company after the effective date of the Merger Agreement, will contain the following important provisions pursuant to the WBCA in contrast to the current Colorado Articles.

Current Colorado Articles of Incorporation	Washington Articles of Incorporation
Corporate Name
The Company’s current corporate name is Northport Capital Inc.	Upon Reincorporation, the Company’s corporate name will be Northport Network Systems, Inc.
Authorized Shares
The Company is authorized to issue up to 100,000,000 common shares with a par value of $.001. There are no authorized shares of preferred stock.

The Company will have the authority to issue up to 100,000,000 shares of common stock and 100,000,000 shares of preferred stock, for a total amount of authorized shares of 200,000,000, each class having a par value of $.001.

Authority to Establish Series of Shares
The Articles did not state whether the Board has authority to create series or classes of shares. Under the CBCA, the Articles must so state in order for the Board	The Board will have the authority to establish a series of shares.

to have the authority to create series or classes of shares.
Cumulative Voting Rights
No cumulative voting rights are authorized.	The shareholders will not have cumulative voting rights in the election of directors.
Preemptive Rights
No preemptive rights are authorized.	No shareholder shall have preemptive rights unless by written agreement of the Company.
Amendment to Bylaws
Both the Board and Shareholders may amend the Bylaws.	The Board will have the right to amend Bylaws, subject to the shareholders’ rights to amend Bylaws.
Director Liability

Under the CBCA, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding.

Directors will not be personally liable for monetary damages to the fullest extent permitted by Washington law.
Actions Requiring Shareholders Vote

Under the CBCA, the Company must have a majority of all the votes entitled to be cast by each voting group must approve: (i) amendment to the Articles of Incorporation, (ii) plan of merger or share exchange, (iii) sale, lease, exchange or other disposition of all or substantially all of the corporation’s assets; or (iv) dissolution of the corporation.

A majority of all the votes entitled to be cast by each voting group must approve the following actions for adoption by the Company: (i) amendment to the Articles of Incorporation, (ii) plan of merger or share exchange, (iii) the sale, lease exchange or other disposition of all of substantially all of the corporation’s assets other than in the usual course of business; or (iv) dissolution of the corporation.

Comparison of Bylaws

The Company’s Washington Bylaws, which will be the governing Bylaws for the Company after the effective date of the Merger Agreement, will contain the following important provisions, in contrast to the current Colorado Bylaws.

Current Colorado Bylaws	Washington Bylaws
Calling of a Special Shareholders Meeting
Shareholders of not less than 10% of all the votes entitled to be cast on an issue have the right to call a special meeting of the shareholders by submitting a written demand to the Company.	Shareholders of not less than 25% of all the votes entitled to be cast on an issue will have the right to call a special meeting of the shareholders by submitting a written demand to the Company.
Quorum
A majority of the votes outstanding on a mater by the shareholders constitutes quorum.	One-third of the votes entitled to be cast on a matter by the shareholders will constitute a quorum.
Action Without a Meeting
Action by shareholders may be taken without a meeting through a written consent of not less than 51% of the shares that would be entitled to vote on that action.

Action by shareholders may be taken without a meeting by unanimous written consent or by written consent of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which alls hares entitled to vote on the action were present and voted.

Board Composition
The Board consists of 2 directors as amended from time to time by the Board or Shareholders.	The Board shall consist of not less than one nor more than nine directors, the specific number to be set by resolution of the Board.
Removal of Directors

A director or the entire Board may be removed by a majority vote of the shareholders.

Directors may be removed by the shareholders entitled to elect the director or directors whose removal is sought if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director;

Vacancy on Board
Shareholders may fill vacancy at the annual meeting of shareholders.	Shareholders may fill a vacancy in the Board only if there are no directors in office.
Issuance of Shares
Shares of the Company can only be issued by the Board or by a designated committee of the Board	Shares of the Company can only be issued by the Board or by a designated committee of the Board.
Restriction on Transfer

All shares are subject to transfer restrictions, unless the Company has obtained an opinion of counsel acceptable to the Company that confirms transfer restrictions are not required under applicable securities laws.

All shares are subject to transfer restrictions, unless the Company has obtained an opinion of counsel acceptable to the Company that confirms transfer restrictions are not required under applicable securities laws.

Transfer of Shares
The Company must authorize all transfers made by a shareholder and record on the stock transfer books of the Company.	The Company must authorize all transfers made by a shareholder and record on the stock transfer books of the Company.
Lost or Destroyed Certificates
A new certificate may be issued upon such terms and indemnity to the Company as the Board may prescribe.	A new certificate may be issued upon such terms and indemnity to the Company as the Board may prescribe.
Books and Records

The Company must maintain correct and adequate accounts of its properties, business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and shares. A director or shareholder may inspect the records after first signing an affidavit of confidentiality.

The Company will: (i) keep permanent records of all meeting minutes of the shareholders and the Board, (ii) maintain appropriate accounting records, and (iii) maintain a record of its shareholders. The Company will keep the following records at its principal offices: (a) Articles of Incorporation and amendments thereto, (b) Bylaws and amendments thereto, (c) the financial statements described in RCW 23B.16.200(1) for the past three years, (c) all written communications to shareholders for the past three years, (d) a list of names and business addresses of the current directors and officers, (e) the most recent annual reports delivered to the Washington Secretary of State.

Director and Officer Indemnification

Under the CBCA, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding.

All persons who are or is threatened to be made a party to a pending or completed action ,suit, claim or proceeding in connection with the persons service as a director or officer will be indemnified by the Company to the fullest extent permitted by the WBCA, except for those acts that are adjudged to be intentional or knowing violation of law or for personally receiving a benefit in money, property or services to which the indemnitee was not legally entitled.

Amendment to Bylaws
The Bylaws may be amended by the Board or the Shareholders.	The Bylaws may be amended by the Board or the Shareholders.

Comparison of Washington and Colorado Corporate Laws

In addition to the WBCA, the Company will have to comply with the Washington Business Corporation Act after the Reincorporation. Below is a brief summary of the differences between the CBCA and the WBCA that have not already been discussed within the Articles of Incorporation and the Bylaws.

Colorado Business Corporation Act	Washington Business Corporation Act
Examination of Books and Records

Under the CBCA, any record or beneficial holder of the Company may, upon 5 days’ written demand, inspect certain records, including, shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Company, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand notice is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Under the WBCA, a corporation must keep the following records at its principal office and make available to shareholders upon five days’ written notice prior to inspection: (i) Articles, Bylaws and amendments thereto; (ii) minutes of all shareholders’ meetings for the past 3 years; (iii) financial statements, which include an annual balance sheet and income statements; (iv) all communications to shareholders in the past 3 years; (v) a list of names and business addresses of its current directors and officers; and (vi) its initial annual report and most recent annual report.

Dissenters’ Rights

Under the CBCA, shareholders of the Company (both of record and beneficial owners of shares) who oppose the certain corporate articles are generally entitled to dissent and obtain payment of the fair value of their shares in the event of certain mergers, share exchanges, sales, lease, exchanges or other dispositions of all of the property of the corporation.

Under the WBCA, a shareholder is entitled to dissent from and obtain payment of the fair value of the shareholders’ shares in the event of the following: (i) any plan of merger that requires shareholder approval or if the corporation is a subsidiary that is merged with its parent; (ii) plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan, (iii) consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business; (iv) an amendment of the articles of incorporation, whether or not the shareholder was entitled to vote on the amendment, if the amendment effects a redemption of cancellation of all of the shareholder’s shares in exchange for cash or other consideration; (v) any corporate action taken pursuant to a shareholder vote to the extent the article of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

Derivative Actions

Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants’ reasonable expenses attributable to the defense of such action, exclusive of attorneys’ fees. In addition, the Company may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by the Company or other parties named as defendants in the defense of such actions, but not including the attorney’s fees, if the shareholder instituting the action holds less than 5% of

Under the WBCA, a person may not commence a derivative action unless that person was a shareholder when the transaction complained of occurred or unless person became a shareholder through transfer by operation of law from one who was a shareholder at that time. A court must approve any discontinuance or settlement of a derivative action. A complaint in a proceeding brought in the right of a corporation must be verified and allege with particularity the demand made, if any, to obtain action by the board of directors and either that the demand was refused or ignored or why a the outstanding shares of any class of the Company, unless the shares so held have a market value in excess of $25,000. If the court then finds that the actions were instituted without cause, the corporation may have recourse to such security in the amount determined by the court.

demand was not made. Whether or not a demand for action was made, if the corporation commences an investigation of the charges made in the demand or complaint, the court may stay any proceeding until the investigation is completed. On termination of the proceeding the court may require the plaintiff to pay any defendant's reasonable expenses, including counsel fees, incurred in defending the proceeding if it finds that the proceeding was commenced without reasonable cause.

U.S. Federal Income Tax Consequences Of The Reincorporation

The following summarizes certain material U.S. federal income tax consequences of the reincorporation. This summary is based upon the Internal Revenue Code of 1986, as amended, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. No tax ruling has been or will be sought from the U.S. Internal Revenue Service or any other taxing authority, and no opinion of counsel has been or will be sought, with respect to the tax consequences of the reincorporation. This summary also does not discuss all of the tax consequences that may be relevant to a particular shareholder of the Company or to shareholders of that Company that are subject to special treatment under the U.S. federal income tax laws.

  No gain or loss will be recognized by the Company as a result of the reincorporation;
  No gain or loss will be recognized by shareholders upon receipt of the common stock of Northport Washington solely in exchange for the Company common stock;
  The aggregate tax basis of shares of Washington Common Stock received in exchange for the Company Common Stock in the reincorporation will be the same as the aggregate tax basis of the existing Common Stock exchanged; and
  The holding period for shares of Washington common stock received in the reincorporation will include the holding period of the Company Common Stock exchanged.

ANY DISCUSSION CONTAINED IN THIS PROXY STATEMENT AS TO FEDERAL, STATE OR LOCAL TAX MATTERS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS DISCUSSION IS WRITTEN IN CONNECTION WITH THE MATTERS ADDRESSED HEREIN. YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Merger Agreement will be the filing of the Articles of Merger (including the Merger Agreement) with the Secretary of State of the State of Colorado and the filing of the Articles of Merger with the Secretary of State of the State of Washington.

Required Vote

Proposal No. 2 requires the affirmative vote of a majority of the votes entitled to be cast on the proposal, assuming a quorum is present at the meeting. Shareholders may vote “FOR” or “AGAINST” the proposal, or they may abstain from voting on the proposal. Abstentions will have effect of voting “AGAINST” the proposal, but broker non-votes will not have any effect on the outcome of this proposal. In the event the shareholders do not approve this proposal, the Merger will not be effected.

Amendment or Termination of Merger

THE BOARD HAS RETAINED THE RIGHT TO ELECT NOT TO PROCEED WITH THE MERGER, WHETHER BEFORE OR AFTER THE APPROVAL OF THE COMPANY’S SHAREHOLDERS, IF THE BOARD DETERMINES FOR ANY REASON, IN ITS SOLE JUDGMENT AND DISCRETION, THAT THE CONSUMMATION OF THE MERGER WOULD NOT BE ADVISABLE OR IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. IN ADDITION, THE MERGER AGREEMENT MAY BE AMENDED AT ANY TIME PRIOR TO THE EFFECTIVE TIME BY ACTION OF THE BOARD OF THE COMPANY, AS WELL AS THE BOARD OF DIRECTORS OF NORTHPORT WASHINGTON, NOTWITHSTANDING THE ADOPTION OR APPROVAL BY THE BOARD AND THE SHAREHOLDERS OF THE COMPANY (EXCEPT THAT THE MATERIAL TERMS OF THE MERGER AGREEMENT MAY NOT BE AMENDED WITHOUT OBTAINING FURTHER SHAREHOLDER APPROVAL).

PROPOSAL NO. 3

IMPLEMENTATION OF A 2008 STOCK OPTION PLAN

General

The Board has adopted a Northport Capital Inc. 2008 Stock Option Plan (the “Plan”). The Plan provides for the authority to issue up to 2,750,000 shares of the Company’s Common Stock upon the exercise of validly granted stock options. To date, no awards have been made with respect to the shares authorized under the Plan.

The following summary of the Plan is qualified in its entirety by reference to the text of the Plan, currently being presented for shareholder approval which is attached as Appendix E.

The purpose of the Plan is to advance the interests of the Company by encouraging and enabling acquisition of a financial interest in the Company by its officers, other key employees and consultants. In addition, the Plan aids the Company in attracting and retaining key employees, to stimulate the efforts of such employees and to strengthen their desire to remain in the Company's employ.

The Board of Directors unanimously recommends hat you vote “For” the implementation of a 2008 Stock
Option Plan, approval of which requires an affirmative vote of a majority of the Company’s outstanding shares.

Summary of Plan

Options. The Plan authorizes the grants of non-qualified stock options (“NQOs”) and incentive stock options (“ISOs”), which are collectively referred to as “Options.” Under the Plan, the Company may deliver authorized but unissued shares of Common Stock and treasury shares of Common Stock.

Maximum Number of Shares. The approval of implementation of the Plan would allow the maximum number of shares of Common Stock that may be awarded under the Plan to be no more than a total of 2,750,000 shares. Any shares that are subject to an Option that expires or is cancelled or otherwise terminates without being exercised will again be available for grant under the Plan.

Administration. The Plan is administered by the Board or another committee of the Board as the Board appoints for this purpose (the “Committee”). The Committee determines the individuals who will receive Options, the type of Options granted, and the number of shares subject to each Option. The Committee also determines the prices, expiration dates and other material features of Options. The Committee has the authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it deems necessary or appropriate. All decisions and determinations of the Committee are final and conclusive on all parties.

Eligibility. Employees and consultants of the Company and majority owned subsidiaries, as the Committee in its sole discretion shall select, are eligible to receive Options under the Plan. The Committee also may grant Options to employees or consultants of subsidiaries in which the Company’s ownership is between 20% and 50%. As of May 15, 2008, the Company believes approximately 20 individuals are eligible to participate in the Plan. However, the granting of Options is discretionary and it is not possible to determine how many individuals actually will receive Options under the Plan. Recipients of an Option are referred to as “grantees.”

Power to Amend. The Board or the Committee may terminate or suspend the Plan at any time. The Board or the Committee may amend the Plan, but any amendment that increases the number of shares with respect to which Options may be granted must be approved by the Company’s shareholders. An amendment or termination of the Plan that affects an outstanding Option is subject to the consent of the Option holder, unless the Committee determines that the amendment is in the best interest of the Option holder.

The Committee may grant Options under the Plan until May 15, 2018 (ten years after adoption of the Plan) with respect to the initial 2,750,000 shares authorized under the Plan. The Plan shall terminate before this date if there are no longer any shares available for grant or if terminated by the Board or by the Committee.

Options Available Under the Plan

Non-Qualified Stock Options. The exercise price per share of each NQO granted under the Plan will be the fair market value of a share of Common Stock on the grant date. Each NQO is exercisable for a term established by the Committee, but which cannot exceed 15 years from the date of grant. The Committee will establish when each Option becomes exercisable, except that in the event of the grantee’s death or disability or a termination of employment upon a change in control of the Company, all NQOs shall become fully exercisable and in the event the grantee retires, any Option granted at least 12 months before the retirement date will become fully exercisable. The exercise price shall be paid in cash or with shares of Common Stock valued at their fair market value on the date of exercise and owned by the grantee for at least six months.

The Plan contains provisions applicable to the exercise of NQOs subsequent to a “termination of employment.” Generally, a grantee may exercise vested NQOS for three months following termination of employment. If the termination is the result of disability, retirement or a change in control, the NQO may be exercised for its full term. If the grantee dies, the NQO may be exercised for 12 months following death. In all cases, the NQO cannot be exercised later than the expiration date established for the NQO at grant. Unvested NQOs are forfeited upon termination of employment (unless the NQO becomes vested as a result of the termination.)

Incentive Stock Options. Generally, ISOs are options that may provide certain federal income tax benefits to a US resident grantee not available with NQOs. A grantee must hold the shares acquired upon exercise of an ISO for at least two years after the grant date and at least one year after the exercise date in order to maintain ISO status. An ISO under the Plan may not be exercisable until at least one year after the grant date and cannot remain exercisable for more than 10 years after the date of grant. The aggregate fair market value of shares of Common Stock (determined on the ISO grant date) with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (whether issued under the Plan or any other plan of the Company or its subsidiaries) may not exceed $100,000. All other terms of ISOs are the same as with NQOs, except that there are certain additional restrictions with respect to ISOs granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company.

In the event of a grantee’s termination of employment, ISOs generally are exercisable to the same extent as described above with respect to NQOs. However, an option cannot be treated as an ISO if it is exercised more than three months following the grantee’s termination of employment for any reason other than death or disability, or more than one year after the grantee’s termination of employment for disability, unless the grantee died during such three-month or one-year period. ISOs are not transferable other than by will or by the laws of descent and distribution.

Transferability

No Option is transferable other than by will or the laws of descent and distribution, except that a grantee may transfer a NQO to certain family members or trusts for the benefit of those family members.

Certain Corporate Changes

The Plan provides that in the event of certain changes in the capitalization of the Company, the Committee or the Board will adjust the number of shares of Common Stock available to be delivered under the Plan, the number of shares subject to Options, and the exercise prices of certain Options.

Tax Withholding

The Plan provides that a grantee may be required by the Committee to meet certain tax withholding requirements by remitting to the Company cash or through the withholding of shares otherwise payable to the grantee. In addition, the grantee may meet such withholding requirements, subject to certain conditions, by remitting previously acquired shares of Common Stock.

Plan Benefits

Since no Options have been granted with respect to the Shares authorized by the Plan, and since Option grants under the Plan are wholly discretionary, amounts payable under the Plan, including with respect to the Shares authorized by the Amendment to the Plan’s New Plan Benefits are not determinable at this time. See "Summary of US Federal Tax Consequences."

The following is a brief description of the US federal income tax treatment that will generally apply to Options under the Plan based on current federal income tax rules.

Non-Qualified Options. The grant of an NQO will not result in taxable income to the grantee. Except as described below, the grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such Common Stock equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the grantee. The exercise of an incentive stock option will not result in taxable income to the grantee provided that the grantee was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the grantee is disabled, as that term is defined in the Code). The excess of the fair market value of the Common Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the grantee’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

If the grantee does not sell or otherwise dispose of the Common Stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such Common Stock to the grantee, then, upon disposition of such Common Stock, any amount realized in excess of the exercise price will be taxed to the grantee as capital gain and the Company will not be entitled to a corresponding deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the grantee will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the grantee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares. The Company will be entitled to a deduction to the extent that the grantee recognizes ordinary income because of a disqualifying disposition.

Withholding of Taxes. The Company may withhold amounts from grantees to satisfy withholding tax requirements. Subject to guidelines established by the Committee, grantees may have Common Stock withheld from Options or may tender Common Stock to the Company to satisfy tax withholding requirements.

$1 Million Limit. Section 162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company’s chief executive officer and its four other most highly compensated executive officers. The Company does not anticipate that this limitation will have a material affect on the Company.

Change in Control. Any acceleration of the vesting or payment of Options under the Plan caused by an event of a change in control in the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the grantee to a 20% excise tax and preclude deduction by the Company.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A grantee may also be subject to state and local taxes in connection with the grant of Options under the Plan.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board has appointed Jimmy C. H. Cheung and Co., as the Company’s independent registered public accountants to examine the financial statements of the Company for the fiscal year ending December 31, 2008. The Board has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.

Fees to Independent Registered Public Accountants for the 2007 Fiscal Year

The following table presents fees for professional services rendered by the Company’s independent registered public accountants for the audit of the Company’s annual financial statements in the 2007 fiscal year and fees billed for audit-related services, tax services and all other services rendered by the Company’s independent registered public accountants for the 2007 fiscal year.

2007 Fiscal
Year

Audit Fees (1)	$52,000
Audit-Related Fees	0
Tax Fees	0

Other Services

(1)

Professional services rendered for the integrated audit of our annual consolidated financial statements and internal control over financial reporting, reviews of the consolidated financial statements included in Form 10-Qs, accounting consultation, consents related to other filings with the SEC, and statutory and regulatory audits required for foreign jurisdictions.

All audit related services, tax services and other services were pre-approved by the Board, which concluded that the provision of such services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Board recommends that shareholders vote “FOR” ratification of the appointment of Jimmy C.H.
Cheung and Co. as the Company’s independent registered public accountants for the fiscal year ending
December 31, 2008.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Board.

ANNUAL REPORT

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED HEREWITH. ADDITIONAL COPIES WILL BE MAILED WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY AT 601 UNION STREET, SUITE 4200, SEATTLE, WA, 98101, ATTENTION: JAMES WANG.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

The 2009 annual meeting of shareholders is expected to be held in or around June 2009. If any shareholder wishes to submit a proposal for inclusion in the proxy statement for the Company’s 2009 annual meeting, the rules of the Securities and Exchange Commission by following the procedures described in SEC Rule 14a-8 of the Securities and Exchange Act of 1934, as amended. A representative from the Company’s accounting firm will not be present for the meeting. To be eligible for inclusion, shareholder proposals must be received by the Company’s Corporate Secretary no later than November 3, 2008. Proposals should be sent to Corporate Secretary, Northport Capital Inc., 601 Union Street Suite 4200, Seattle, Washington, 98101.

OTHER MATTERS

Management knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the meeting; the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the shares represented by the proxy.

BY ORDER OF THE BOARD OF DIRECTORS

        /s/ James Wang
Chief Financial Officer, Secretary, and Director

NORTHPORT CAPITAL INC.

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS ON _______________

The undersigned hereby appoints James Wang, Yan Zhao, Zhong Bo Jia, all or any of them, to be the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting to be held on the above date and place, and at any postponements or adjournments thereof, with all powers that the undersigned would have if personally present at the Annual Meeting. This proxy card, when properly executed, will be voted in the manner as set forth below. The proxy is hereby authorized to vote in his discretion upon such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof. If the Company does not receive your proxy card prior to the time of the Annual Meeting your vote will not be accepted.

IMPORTANT TO BE SIGNED AND DATED: Simply sign and date the proxy card on the following page and return it by facsimile to (206) 340-9599 and U.S. mail, in the enclosed postage-prepaid envelope.

NORTHPORT CAPITAL INC.
PROXY CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS

Proposal	Proposal Description		Vote
No.
Proposal 1:	To re-elect the current three (3) directors to serve until the next annual meeting of shareholders;	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN
Proposal 2:	To approve a plan of merger for the reincorporation of the Company from the State of Colorado to the State of Washington and the change of the name of the Company to Northport Network Systems, Inc.;	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN
Proposal 3:	To approve the Company’s proposed 2008 Stock Option Plan authorizing the amount of 2,750,000 shares of common stock;	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN
Proposal 4:	To ratify the appointment of Jimmy C.H. Cheung & Co as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008; and	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN
Other Business:	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN

(1)

If checking the box in Proposal 1 you are voting “FOR,” “AGAINST,” or “ABSTAIN” for all three directors. If you wish to withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.

Withholding Vote for the following nominee:_________________________________________________

If the undersigned fails to specify the manner in which the undersigned’s shares are to be voted by checking one of the boxes above, those shares shall be voted FOR the election of the candidates above. The undersigned hereby acknowledges receipt of the accompanying notice and proxy statement of the Annual Meeting.

IMPORTANT: Please sign as name(s) appear on your shareholder records and date this proxy card. If a joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

Dated: ________ _____, 2008

(Name of Shareholder- Please Print)	(Name of Co-Owner, if any- Please Print)

(Signature and title, if any)	(Signature and title, if any)

APPENDIX A: COPY OF ARTCLE 113 OF

THE COLORADO BUSINESS CORPORATION ACT DISSENTERS’ RIGHTS

7-113-101 Definitions

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

Source: L. 93: Entire article added, p. 813, § 1, effective July 1, 1994.Cross references: For additional definitions applicable to this title, see §§ 7-90-102 and 7-101-4011)

7-113-102 Right to Dissent

A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:
(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;(c) Cash in lieu of fractional shares; or(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)
(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation
Source: L. 93: Entire article added, p. 814, § 1, effective July 1, 1994. L. 96: Entire section amended, p. 1321, § 30, effective June 1. L. 2006: (1)(e) added, p. 881, § 74, effective July 1.Cross references: For the federal "Securities Exchange Act of 1934", see 15 U.S.C. 78a et seq

7-113-103 Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.Source: L. 93: Entire article added, p. 815, § 1, effective July 1, 19941) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.Source: L. 93: Entire article added, p. 815, § 1, effective July 1, 1994.(1)

7-113-201. Notice of dissenters’ rights

If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).Source: L. 93: Entire article added, p. 816, § 1, effective July 1, 1994. L. 96: Entire section amended, p. 1323, § 31, effective June 1.

7-113-202. Notice of intent to demand payment.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and(b) Not vote the shares in favor of the proposed corporate action2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.Source: L. 93: Entire article added, p. 816, § 1, effective July 1, 1994. L. 96: IP(1) and (2) amended, p. 1323, § 32, effective June 1

7-113-203. Dissenters’ notice.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.
(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and(g) Be accompanied by a copy of this article.Source: L. 93: Entire article added, p. 817, § 1, effective July 1, 1994.

7-113-204 Procedure to demand payment.

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and(b) Deposit the shareholder's certificates for certificated shares.(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.Source: L. 93: Entire article added, p. 817, § 1, effective July 1, 1994

7-113-205. Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.Source: L. 93: Entire article added, p. 818, § 1, effective July 1, 1994.

7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.(2) The payment made pursuant to subsection (1) of this section shall be accompanied by: (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;(b) A statement of the corporation's estimate of the fair value of the shares;(c) An explanation of how the interest was calculated;(d) A statement of the dissenter's right to demand payment under section 7-113-209; and(e) A copy of this article.Source: L. 93: Entire article added, p. 818, § 1, effective July 1, 1994

7-113-207. Failure to take action.

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable. Source: L. 93: Entire article added, p. 819, § 1, effective July 1, 1994.

7-113-208.Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).Source: L. 93: Entire article added, p. 819, § 1, effective July 1, 1994.

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.Source: L. 93: Entire article added, p. 820, § 1, effective July 1, 1994.

7-113-301. Court Action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.Source: L. 93: Entire article added, p. 820, § 1, effective July 1, 1994. L. 96: (2) amended, p. 1324, § 33, effective June 1. L. 2003: (2) amended, p. 2327, § 261, effective July 1, 2004. L. 2004: (2) amended, p. 1506, § 279, effective July 1.

7-113-302. Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.Source: L. 93: Entire article added, p. 821, § 1, effective July 1, 1994. L. 2003: (2)(a) amended, p. 2327, § 262, effective July 1, 2004.

APPENDIX B: MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of [____________], 2008, is entered into between Northport Capital Inc., a company incorporated in the State of Colorado (the “Company”), and Northport Network Systems, Inc., a Washington corporation and a wholly-owned subsidiary of the Company (“Northport Washington”).

RECITALS

     WHEREAS, the board of directors of each of the Company and Northport Washington deem it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Northport Washington, and that Northport Washington be the surviving corporation in the merger under the name “Northport Capital Inc.” (the “Merger”); and

     WHEREAS, the Company will submit this Agreement for approval by the holders of the shares of common stock, $.001par value, of the Company (the “Company Common Stock”).

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Northport Washington hereby agree as follows:

ARTICLE I

MERGER; EFFECTIVE TIME

     A. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2 hereof), the Company shall be merged with and into Northport Washington, whereupon the separate existence of the Company shall cease. Northport Washington shall be the surviving corporation (the “Surviving Corporation”) in the Merger under the name “Northport Capital Inc.” and shall continue to be governed by the laws of the State of Washington. The Merger shall have the effects specified in the Washington General Corporation Law, as amended (the “WGCL”), and in the Colorado Business Corporation Act, as amended (the “CBCA”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

     B. Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on such date as the parties hereto may agree upon, the parties hereto shall cause Articles of Merger to be executed and filed with the Secretary of State of the State of Colorado (the “CO Articles of Merger”), and a Articles of Merger to be executed and filed with the Secretary of State of the State of Washington (the “WA Articles of Merger”). The Merger shall become effective upon the date and time specified in the CO Articles of Merger and the WA Articles of Merger (the “Effective Time”).

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

     A. Articles of Incorporation. The Articles of Incorporation of Northport Washington in effect at the Effective Time shall, from and after the Effective Time, be the Articles of Incorporation of the Surviving Corporation, unless and until amended in accordance with the provisions provided therein or applicable law.

     B. Bylaws. The bylaws of Northport Washington in effect at the Effective Time shall, from and after the Effective Time, be the bylaws of the Surviving Corporation, unless and until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

     A. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of Northport Washington, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

     B. Directors. The directors and the members of the various committees of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of Northport Washington, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

     A. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of the Company, Northport Washington or the shareholders of the Company:

     a) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, shall be converted (without the surrender of stock certificates or any other action) into one fully-paid and non-assessable share of common stock, par value $0.001 per share, of Northport Washington (“Washington Common Stock”), with the same rights, powers and privileges as the shares so converted and all shares of Company Common Stock shall be cancelled and retired and shall cease to exist.

      b) Each option, warrant, purchase right or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of Northport Washington, and (ii) in the case of securities to acquire Company Common Stock, converted into the right to acquire the same number of shares of Washington Common Stock as the number of shares of Company Common Stock that were acquirable, and upon identical terms, pursuant to such option, warrant, purchase right or other security.

     B. Certificates. From and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock (other than, in each instance, Dissenting Shares) shall be deemed for all purposes to evidence ownership of and to represent the shares of Washington Common Stock of the Surviving Corporation, into which the shares of Company Common Stock have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Washington Common Stock evidenced by such outstanding certificate, as above provided.

ARTICLE V

CONDITION

     A. Condition to Each Party’s Obligation to Effect the Merger. The respective obligation of each party hereto to effect the Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of Company Common Stock pursuant to the CBCA, the Articles of Incorporation of the Company and the rules and regulations promulgated by the Securities and Exchange Commission under the Securities and Exchange Act of 1934.

ARTICLE VI

TERMINATION

     A. Termination. This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the Board of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Northport Washington, or any of their respective shareholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

     A. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Company Common Stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision Articles of Incorporation of Northport Washington to be effected by the Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

     B. Counterparts. This Agreement may be executed in counterparts, each of which may be executed by only one party, which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

     C. Governing Law. This Agreement and any and all disputes arising hereunder or relating to the transactions contemplated hereby shall be governed, including, without limitation, as to validity, interpretation and effect, by the internal laws of the State of Washington, without regard to principles of conflicts of laws.

     D. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

     E. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     F. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstance shall be determined by any authority of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to such party or circumstances other than those to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be enforced to the fullest extent permitted by law. If any such authority of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the authority making the determination of invalidity or unenforceability shall have the power to modify the scope of the term or provision, to delete specific words or phrases and to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. Without limiting the generality of the foregoing, the parties acknowledge their intention to structure and effectuate the transaction contemplated by this Agreement in accordance with applicable law. If any authority of competent jurisdiction shall determine that the transaction contemplated by this Agreement has not been structured or effectuated in accordance with applicable law, the parties shall modify this Agreement in good faith to structure and effectuate a transaction that is consistent with applicable law and comes closest to achieving the economic results of the transaction contemplated by this Agreement.

     G. Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect the meaning of any provision hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

NORTHPORT CAPITAL INC.,
a Colorado corporation

__________________________
Name:
Title:

NORTHPORT NETWORK SYSTEMS, INC.,
a Washington corporation

__________________________
Name:
Title:

APPENDIX C: WASHINGTON ARTICLES

ARTICLES OF INCORPORATION
OF
NORTHPORT NETWORK SYSTEMS, INC.

ARTICLE I
NAME

          The name of this corporation is Northport Network Systems,, Inc.

ARTICLE II
STOCK

          The corporation shall have authority to issue in the aggregate 200,000,000 shares of stock. Such shares shall be divided into two classes as follows:

                    (a) One hundred million (100,000,000) shares of common stock, par value $0.001 per share.

                    (b) One hundred million (100,000,000) shares of preferred stock, par value $0.001 per share. The shares of said preferred class may be divided into and issued in series, and authority is hereby vested in the Board of Directors, subject to the limitations and procedures prescribed by law, to divide or issue any part or all of such preferred class into any number of series and to fix, determine, or amend the relative rights and preferences for the shares of any series so established that is wholly unissued.

          Within any limits stated in these articles or in the resolution of the Board of Directors establishing a series, the Board of Directors may, after the issue of shares of a series, amend the resolution establishing the series to decrease (but not below the number of shares of such series then outstanding) the number or shares of that series, and the number of shares constituting the decrease shall resume the status which they had before the adoption of the resolution establishing the series.

ARTICLE III
REGISTERED AGENT AND OFFICE

          The initial registered agent and registered office of the corporation shall be James L. Vandeberg, Esq., The Otto Law Group, PLLC, 601 Union Street, Ste 4500, Seattle, Washington 98101.

ARTICLE IV
INCORPORATOR

          The name and address of the incorporator are James L. Vandeberg, Esq., The Otto Law Group, PLLC, 601 Union Street, Ste 4500, Seattle, Washington 98101.

ARTICLE V
CUMULATIVE VOTING

          Shareholders of this corporation shall not have the right to cumulate votes for the election of directors.

ARTICLE VI
PREEMPTIVE RIGHTS

          No shareholder of this corporation shall have, as such holder, any preemptive or preferential right or subscription right to any stock of this corporation or to any obligations convertible into stock of this corporation, or to any warrant or option for the purchase thereof, except to the extent provided by written agreement with this corporation.

ARTICLE VII
DIRECTORS

          7.1 The number, qualifications, terms of office, manner of election, time and place of meetings, and powers and duties of the directors shall be prescribed in the Bylaws, but the number of original directors shall be three (3), and they shall serve until the first meeting of the shareholders and until their successors are elected and qualified and their names and post office addresses are as follows:

Name:	Address:

Yan Zhao	601 Union Street, Suite 4500
Seattle, Washington 98101

Zhong Bo Jia	601 Union Street, Suite 4500
Seattle, Washington 98101

James Wang	601 Union Street, Suite 4500
Seattle, Washington 98101

          7.2 The Board of Directors is expressly authorized to make, alter, and repeal the Bylaws of the corporation, subject to the power of the shareholders of the corporation to change or repeal such Bylaws.

          7.3 To the fullest extent permitted by the Washington Business Corporation Act, as it exists on the date hereof or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director. Any amendment to or repeal of this Article shall not adversely affect a director of this corporation with respect to any conduct of such director occurring prior to such amendment or repeal.

ARTICLE VIII
SHAREHOLDER VOTING REQUIREMENTS FOR CERTAIN TRANSACTIONS

          To be adopted by the shareholders, the following actions must be approved by each voting group of shareholders entitled to vote thereon by a majority of all the votes entitled to be cast by that voting group:

(a)	Amendment of the Articles of Incorporation;
(b)	A plan of merger or share exchange;
(c)	The sale, lease, exchange or other disposition of all or substantially all of the corporation’s assets, other than in the usual and regular course of business; or
(d)	Dissolution of the corporation.

          Executed this day of June, 2008.

___________________________________
James L. Vandeberg, Incorporator

CONSENT TO SERVE AS REGISTERED AGENT

          I hereby consent to serve as registered agent in the State of Washington for Northport Network Systems, Inc. I understand that as agent for the corporation it will be my responsibility to receive service of process in the name of the corporation, to forward all mail to the corporation, and immediately to notify the office of the Secretary of State in the event of my resignation or of any change in the registered office address of the corporation for which I am agent.

          Dated: June ________________, 2008.

____________________________________
James L. Vandeberg
Registered Agent

36

APPENDIX D: WASHINGTON BYLAWS

BYLAWS

 of

NORTHPORT NETWORK SYSTEMS, INC.

37

	3.15.2	Authority of Committees	9
	3.15.3	Minutes of Meetings	10
	3.15.4	Removal	10
3.16	Compensation		10

SECTION 4 – OFFICERS			10
4.1	Appointment and Term		10
4.2	Resignation		10
4.3	Removal		11
4.4	Contract Rights of Officers		11
4.5	Chairman of the Board		11
4.6	President		11
4.7	Vice President		11
4.8	Secretary		11
4.9	Treasurer		12
4.10	Salaries		12

SECTION 5 – CONTRACTS, LOANS, CHECKS AND DEPOSITS			12
5.1	Contracts		12
5.2	Loans to the Corporation		12
5.3	Checks, Drafts, Etc		12
5.4	Deposits		13

SECTION 6 – CERTIFICATES FOR SHARES AND THEIR TRANSFER			13
6.1	Issuance of Shares		13
6.2	Certificates for Shares		13
6.3	Stock Records		13
6.4	Restriction on Transfer		13
6.5	Transfer of Shares		14
6.6	Lost or Destroyed Certificates		14

SECTION 7 – BOOKS AND RECORDS			14

SECTION 8 – ACCOUNTING YEAR			15

SECTION 9 – SEAL			15

38

SECTION 10 – INDEMNIFICATION		15
10.1	Right to Indemnification	15
10.2	Restrictions on Indemnification	16
10.3	Advancement of Expenses	16
10.4	Right of Indemnitee to Bring Suit	16
10.5	Procedures Exclusive	17
10.6	Nonexclusivity of Rights	17
10.7	Insurance, Contracts and Funding	17
10.8	Identification of Employees and Agents of the Corporation	17
10.9	Persons Serving Other Entities	17

SECTION 11 – LIMITATION OF LIABILITY		18

SECTION 12 – AMENDMENTS		18

39

BYLAWS

 of

NORTHPORT NETWORK SYSTEMS, INC.

SECTION 1. OFFICES

          The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors (“Board”) may designate. The corporation may have such other offices as the Board may designate or as the business of the corporation may require.

SECTION 2. SHAREHOLDERS

2.1      Annual Meeting

          The annual meeting of the shareholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the corporation’s fiscal year, such date and time to be determined by the Board.

2.2      Special Meetings

(a)

Subject to paragraph 2.2(b), the Chairman of the Board, the President or the Board may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders shall be held if the holders of not less than 25% of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary one or more written demands for such meeting, describing the purpose or purposes for which it is to be held.

(b)

So long as the Corporation is a public company, special meetings of the shareholders of the Corporation for any purpose may be called at any time by the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

2.3      Meetings by Communications Equipment

          Shareholders may participate in any meeting of the shareholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

2.4      Date, Time and Place of Meeting

          Except as otherwise provide in these Bylaws, all meetings of shareholders, including those held pursuant to demand by shareholders, shall be held on such date and at such time and place designated by or at the direction of the Board.

2.5      Notice of Meeting

          Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary to each shareholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting, except that notice of a meeting to act on an amendment to the Articles of Incorporation, a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation’s assets other than in the regular course of business or the dissolution of the corporation shall be given not less than 20 or more than 60 days before such meeting. If an annual or special shareholders’ meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to shareholders entitled to notice of or to vote as of the new record date.

          Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. If those forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the corporation’s principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the shareholder at such shareholder’s address as it appears in the corporation’s current record of shareholders. Notice given in any other manner shall be deemed effective when dispatched to the shareholder’s address, telephone number or other number appearing on the records of the corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

2.6      Waiver of Notice

          Whenever any notice is required to be given by an shareholder under the provisions of these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act, a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any shareholder by attendance in person or by proxy, unless such shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

2.7      Fixing of Record Date for Determining Shareholders

          For the purpose of determining shareholders entitled (a) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (b) to demand a special meeting, or (c) to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 70 days, and, in case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to shareholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is set for the determination of shareholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the corporation’s shares), the record date shall be the date the Board authorizes the stock dividend or distribution.

2.8      Voting Record

          At least 10 days before each meeting of shareholders, an alphabetical list of the shareholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares, with the address of and number of shares held by each shareholder. This record shall be kept at the principal office of the corporation for 10 days prior to such meeting, and shall be kept open at such meeting, for the inspection of any shareholder or any shareholder’s agent or attorney.

2.9      Quorum

          Except with respect to any greater requirement contained in the Articles of Incorporation or the Washington Business Corporation Act, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the Washington Business Corporation Act, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders. If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

2.10  Manner of Acting

          If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Articles of Incorporation or the Washington Business Corporation Act requires a greater number of affirmative votes. Whenever the Washington Business Corporation Act permits a corporation’s bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number.

2.11 Proxies

          As shareholder may vote by proxy executed in writing by the shareholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid 11 months after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.

2.12 Voting Shares

          Except as provided in the Articles of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of shareholders shall be entitled to one vote upon such matter.

2.13 Voting for Directors

          Each shareholder entitled to vote to an election of Directors may vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are Directors to be elected and for whose election such shareholder has a right to vote. Shareholders shall not have the right to cumulate their votes. Unless otherwise provided in the Articles of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of Directors to be elected.

2.14 Action by Shareholders Without a Meeting

          Any action that may be or is required to be taken at a meeting of the shareholders may be taken without a meeting by unanimous consent if one or more written consents setting forth the action so taken shall be signed by all the shareholders entitled to vote with respect to the matter. Action may also be taken by less than unanimous consent. Action by less than unanimous consent may be taken if one or more written consents describing the action taken shall be signed by shareholders holding the record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. If not otherwise fixed by the Board, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder consent is signed. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the corporation prior to the time that consents sufficient to authorize taking the action have been delivered to the corporation. Every written consent shall bear the date of signature of each shareholder who signs the consent. A written consent is not effective to take the action referred to in the consent unless, within 60 days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of shareholders to take action are delivered to the corporation. Unless the consent specifies a later effective date, actions taken by written consent of the shareholders are effective when (a) consents sufficient to authorize taking the action are in possession of the corporation and (b) the period of advance notice required by the Articles of Incorporation to be given to any nonconsenting or nonvoting shareholders has been satisfied. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the shareholders.

SECTION 3. BOARD OF DIRECTORS

3.1      General Powers

          All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act.

3.2      Number, Classification and Tenure

          The Board shall be composed of not less than one nor more than nine Directors, the specific number to be set by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office. The number of Directors may be changed from time to time as provided by the Articles of Incorporation, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director’s term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors. Directors need not be shareholders of the corporation or residents of the state of Washington, and need not meet any other qualifications.

3.3      Annual and Regular Meetings

          An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of shareholders. By resolution the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

3.4      Special Meetings

          Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the Directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

3.5      Meetings by Communications Equipment

          Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all Directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

3.6      Notice of Special Meetings

          Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

          3.6.1      Personal Delivery

          If notice is given by personal delivery, the notice shall be delivered to a Director at least two days before the meeting.

          3.6.2      Delivery by Mail

          If notice is delivered by mail, the notice shall be deposited in the official government mail at least five days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.

          3.6.3      Delivery by Private Carrier

          If notice is given by private carrier, the notice shall be dispatched to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

          3.6.4      Facsimile Notice

          If a notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least two days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

          3.6.5      Delivery by Telegraph

          If notice is delivered by telegraph, the notice shall be delivered to the telegraph company for delivery to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

          3.6.6      Oral Notice

          If notice is delivered by orally, by telephone or in person, the notice shall be personally given to the Director at least two days before the meeting.

3.7      Waiver of Notice

          3.7.1      In Writing

          Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

          3.7.2      By Attendance

          A Director’s attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

3.8      Quorum

          A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but, if less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice. A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the committee meeting from time to time without further notice.

3.9      Manner of Acting

          If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act.

3.10 Presumption of Assent

          A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director’s arrival, to holding the meeting or transacting any business at such meeting, (b) the Director’s dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director’s dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

3.11 Action by Board or Committees Without a Meeting

          Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.12 Resignation

          Any Director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.13 Removal

          At a meeting of shareholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Articles of Incorporation permit removal for cause only) by the holders of the shares entitled to elect the Director or Directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the Director.

3.14 Vacancies

          If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office. A Director elected to fill a vacancy shall serve only until the next election of Directors by the shareholders.

3.15 Executive and Other Committees

          3.15.1      Creation of Committees

          The Board, by resolution adopted by the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, the Articles of Incorporation, these Bylaws and applicable law. Each committee must have two or more members, who shall serve at the pleasure of the Board.

          3.15.2      Authority of Committees

          Each Committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to: (1) authorize or approve a distribution except according to a general formula or method prescribed by the Board, (2) approve or propose to shareholders actions or proposals required by the Washington Business Corporation Act to be approved by shareholders, (3) fill vacancies on the Board or any committee thereof, (4) amend the Articles of Incorporation pursuant to RCW 23B.10.020, (5) adopt, amend or repeal Bylaws, (6) approve a plan of merger not requiring shareholder approval, or (7) authorize or approve the issuance or sale of contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares except that the Board may authorize a committee or a senior executive officer of the corporation to do so within limits specifically prescribed by the Board.

          3.15.3      Minutes of Meetings

          All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

          3.15.4      Removal

          The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of Directors then in office and the number of Directors required to take action in accordance with these Bylaws.

3.16 Compensation

          By Board resolution, Directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefore.

SECTION 4. OFFICERS

4.1      Appointment and Term

          The officers of the corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term “executive officer” shall mean the President, the chief financial officer and any other officer designated by the Board as an executive officer. The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

4.2      Resignation

          Any officer may resign at any time by delivering written notice to the corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

4.3      Removal

          Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

4.4      Contract Rights of Officers

          The appointment of an officer does not itself create contract rights.

4.5      Chairman of the Board

          If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and shareholders unless another officer is appointed or designated by the Board of Chairman of such meetings.

4.6      President

          If appointed, the President shall be the chief executive officer of the corporation unless some other offices is to designated by the Board, shall preside over meetings of the Board and shareholders in the absence of a Chairman of the Board, and, subject to the Board’s control, shall supervise and control all the assets, business and affairs of the corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and shareholders and for authentication of the records of the corporation.

4.7      Vice President

          In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

4.8      Secretary

          If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and shareholders, maintenance of the corporation records and stock registers, and authentication of the corporation’s records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.9      Treasurer

          If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.10 Salaries

          The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.

SECTION 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1      Contracts

          The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

5.2      Loans to the Corporation

          No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

5.3      Checks, Drafts, Etc.

          All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

5.4      Deposits

          All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may authorize.

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1      Issuance of Shares

          No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

6.2      Certificates for Shares

          Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

6.3      Stock Records

          The stock transfer books shall be kept at the principal office at the corporation or at the office of the corporation’s transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4      Restriction on Transfer

          Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UDNER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORAZTION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

6.5      Transfer of Shares

          The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

6.6      Lost or Destroyed Certificates

          In the case of a lost, destroyed or damaged certificate, a new certificate may be issued in its place upon such terms and indemnity to the corporation as the Board may prescribe.

SECTION 7. BOOKS AND RECORDS

          The corporation shall:

(a) Keep as permanent records minutes of all meetings of its shareholders and the Board, a record of all actions taken by the shareholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation.

(b) Maintain appropriate accounting records.

(c) Maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation.

(d) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

(e) Keep a copy of the following records at its principal office:

          1.      the Articles of Incorporation and all amendments thereto as currently in effect;

2.      these Bylaws and all amendments thereto as currently in effect;

3.      the minutes of all meetings of shareholders and records of all action taken by shareholders without a meeting, for the past three years;

4.      the financial statements described in Section 23B.16.200(1) of the Washington Business Corporation Act, for the past three years;

5.      all written communications to shareholders generally within the past three years; 6. a list of the names and business addresses of the current Directors and officers; and 7. the most recent annual report delivered to the Washington Secretary of State.

SECTION 8. ACCOUNTING YEAR

          The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.

SECTION 9. SEAL

          The Board may provide for a corporate seal that shall consist of the name of the corporation, the state of its incorporation, and the year of its incorporation.

SECTION 10. INDEMNIFICATION

10.1  Right to Indemnification

          Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter a “proceedings”), by reason of the fact that he or she is or was a Director or officer of the corporation or, that being or having been such a Director or officer of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereafter an “indemnitee”), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as such a Director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses (including attorneys’ fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director or officer of the Corporation or a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall insure to the benefit of the indemnitee’s heirs, executors and administrators. Except as provided in subsection 10.4 of this Section with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Section shall be a contract right.

10.2  Restrictions on Indemnification

          No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee finally adjudged to be intentional misconduct or a knowing violation of law, for conduct of the indemnitee finally adjudged to be in violation of Section 23B.08.310 of the Washington Business Corporation Act, for any transaction with respect to which it was finally adjudged that such indemnitee personally received a benefit in money, property or services to which the indemnitee was not legally entitled or if the corporation is otherwise prohibited by applicable law from paying such indemnification. Notwithstanding the foregoing, if Section 23B.08.560 or any successor provision of the Washington Business Corporation Act is hereafter amended, the restrictions on indemnification set forth in this subsection 10.2 shall be as set forth in such amended statutory provision.

10.3  Advancement of Expenses

          The right to indemnification conferred in this Section shall include the right to be paid by the corporation the expenses reasonably incurred in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”). As advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified.

10.4  Right of Indemnitee to Bring Suit

          If a claim under subsection 10.1 or 10.3 of this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of the undertaking, the indemnitee shall be entitled to be paid also the expense of litigating such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, when the required undertaking has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled.

10.5  Procedures Exclusive

          Pursuant to Section 23B.08.560(2) or any successor provision of the Washington Business Corporation Act, the procedures for indemnification and the advancement of expenses set forth in this Section are in lieu of the procedures required by Section 23B.08.550 or any successor provision of the Washington Business Corporation Act.

10.6  Nonexclusivity of Rights

          Except as set forth in subsection 10.5, the right to indemnification and the advancement of expenses conferred in this Section shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the corporation, general or specific action of the Board or shareholders, contract or otherwise.

10.7  Insurance, Contracts and Funding

          The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the corporation would have the authority or right to indemnify such person against such expense, liability or loss under the Washington Business Corporation Act or other law. The corporation may enter into contracts with any Director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this section and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

10.8  Identification of Employees and Agents of the Corporation

          In addition to the rights of indemnification set forth in subsection 10.1, the corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation (a) with the same scope and effect as the provisions of this Section with respect to indemnification and the advancement of expenses of Directors and officers of the corporation; (b) pursuant to rights granted or provided by the Washington Business Corporation Act; or (c) as are otherwise consistent with law.

10.9  Persons Serving Other Entities

          Any person who, while a Director or officer of the corporation, is or was serving (a) as a Director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the corporation or a majority owned subsidiary of the corporation is a general partner or has a majority ownership shall conclusively be deemed to be so serving at the request of the corporation and entitled to indemnification and the advancement of expenses under subsections 10.1 and 10.3 of this Section.

SECTION 11. LIMITATION OF LIABILITY

          To the full extent that the Washington Business Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of any person who would be considered an indemnitee under subsection 10.1 of Section 10, an indemnitee of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for conduct in the capacity based upon which such person is considered an indemnitee. Any amendments to or repeal of this Section 11 shall not adversely affect any right or protection of any indemnitee of the Corporation for or with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

SECTION 12. AMENDMENTS

          These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the shareholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The shareholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the shareholders.

APPENDIX E: 2008 STOCK OPTION PLAN

NORTHPORT NETWORK SYSTEMS, INC.

2008 STOCK OPTION PLAN

Section 1. Purpose.

     The purpose of the Northport Network Systems, Inc. 2008 Stock Option Plan (the "Plan") is to advance the interests of Northport Network Systems, Inc. (the "Company"), its Affiliated Companies (as defined in Section 2) and all its shareholders by encouraging and enabling the acquisition of a financial interest in the Company by officers, other key employees and consultants of the Company or its Affiliated Companies. In addition, the Plan is intended to aid the Company and its Affiliated Companies to compete with other companies offering similar plans in attracting and retaining key employees, to stimulate the efforts of such employees and to strengthen their desire to remain in the employ of the Company and its Affiliated Companies.

Section 2. Definitions.

     “Common Stock" means Northport Network Systems, Inc. Common Stock.

     “Affiliated Company" or "Affiliated Companies" means corporation(s) or other business organization(s) in which the Company owns, directly or indirectly, 20% or more of the voting stock or capital at the relevant time.

     "Business Day" means a day on which the NASDAQ National Market is open for securities trading.

     "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934 (" 1934 Act") as in effect on January 1, 2000, provided that such a change in control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act as in effect on January 1, 2000) directly or indirectly, of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) during any period of two (2) consecutive years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board of Directors, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Company approve any merger or consolidation as a result of which the Northport Capital Inc. Common Stock (as defined below) shall be changed, converted or exchanged (other than a merger with a wholly owned subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of 50% or more of the assets or earning power of the Company; or (iv) the shareholders of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation; provided, however, that no Change in Control shall be deemed to have occurred if, prior to such times as a Change in Control would otherwise be deemed to have occurred, the Board of Directors determines otherwise.

     "Committee" means a committee appointed by the Board of Directors in accordance with the Company's ByLaws from among its members. Unless and until its members are not qualified to serve on the Committee pursuant to the provisions of the Plan, the Compensation Committee of the Board shall function as the Committee. Eligibility requirements for members of the Committee shall comply with Rule 16b-3 under the 1934 Act, or any successor rule or regulation.

     "Disabled" or "Disability" means the optionee meets the definition of "disabled" under Section 22(e) of the Internal Revenue Code of 1986, as, amended.

     “ISO means an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     “Majority-Owned Affiliated Company” means an Affiliated Company in which the Company owns, directly or indirectly, 50% or more of the of the voting stock or capital on the date an Option is granted.

     "NSO" means a non-statutory stock option that does not constitute an ISO.

     "Options" means ISOs and NSOs granted under this Plan.

     "Retire" means to enter Retirement.

     "Retirement" means an employee's termination of employment by reason of retirement.

Section 3. Options.

     The Company may grant ISOs and NSOs to those persons meeting the eligibility requirements in Section 6.

Section 4. Administration.

     The Plan shall be administered by the Committee. No person, other than members of the Committee, shall have any discretion concerning decisions regarding the Plan. The Committee shall determine the key employees and consultants of the Company and its Affiliated Companies (including officers, whether or not they are directors) to whom, and the time or times at which, Options will be granted; the number of shares to be subject to each Option; the duration of each Option; the time or times within which the Option may be exercised; the cancellation of the Option (with the consent of the holder thereof); and the other conditions of the grant of the Option, at grant or while outstanding, pursuant to the terms of the Plan. The provisions and conditions of the Options need not be the same with respect to each optionee or with respect to each Option.

     The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific conditions and provisions of the Options granted hereunder by the Committee, shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Company, its Affiliated Companies, the Committee, the Board, officers and the affected employees and consultants of the Company and/or its Affiliated Companies, optionees and the respective successors in interest of any of the foregoing.

Section 5. Stock.

     The Common Stock to be issued, transferred and/or sold under the Plan shall be made available from authorized and unissued Common Stock or from the Company's treasury shares. The total number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Options granted thereunder may not exceed 2,750,000 shares (subject to adjustment as described below). Such number of shares shall be subject to adjustment in accordance with Section 11. Common Stock subject to any unexercised portion of an Option which expires or is canceled, surrendered or terminated for any reason may again be subject to Options granted under the Plan.

Section 6. Eligibility.

     Options may be granted to employees and consultants of the Company and its Majority-Owned Affiliated Companies. The Committee may grant Options to particular employee(s) or consultants of an Affiliated Company who within the past eighteen (18) months were employee(s) or consultants of the Company or a Majority-Owned Affiliated Company, and in instances to be determined by the Committee in its sole discretion, employees or consultants of an Affiliated Company who have not been employees or consultants of the Company or a Majority-Owned Affiliated Company within the past eighteen (18) months.

Section 7. Awards of Options.

     Except as otherwise specifically provided in this Plan, Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Option Price. The option price shall be 100% of the fair market value of the Common Stock on the date of grant. The fair market value of a share of Common Stock shall be the closing market price at which a share of Common Stock shall have been sold on the day preceding the date of grant, or on the next preceding trading day if such date was not a trading date, as reported on the NASD Over-the-Counter Bulletin Board or such other market as the Company’s Common Stock is regularly traded.

     (b) Payment. The option price shall be paid in full at the time of exercise, except as provided in the next sentence. If an exercise is executed by using the cashless method, the exercise price shall be paid in full no later than the close of business on the fourth Business Day following the exercise.

     Payment may be in cash or, upon conditions established by the Committee, by delivery of shares of Common Stock owned for at least six (6) months by the optionee.

     The optionee, if a U.S. taxpayer, may elect to satisfy Federal, state and local income tax liabilities due by reason of the exercise by the withholding of shares of Common Stock.

     If shares are delivered to pay the option price or if shares are withheld for U.S. taxpayers to satisfy such tax liabilities, the value of the shares delivered or withheld shall be computed on the basis of the reported market price at which a share of Common Stock most recently traded prior to the time the exercise order was processed. Such price will be determined by reference to the OTC Bulletin Board, the NASDAQ National Market Consolidated Trading or to such other market on which the Company’s Common Stock is regularly traded.

     (c) Exercise May Be Delayed Until Withholding is Satisfied. The Company may refuse to exercise an Option if the optionee has not made arrangements satisfactory to the Company to satisfy the tax withholding which the Company determines is necessary to comply with applicable requirements.

     (d) Duration of Options. The duration of Options shall be determined by the Committee, but in no event shall the duration of an ISO exceed ten (10) years from the date of its grant or the duration of an NSO exceed fifteen (15) years from the date of its grant.

     (e) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time, including vesting provisions; provided, however, that, except in the event of a Change in Control or the Disability or death of the optionee, no ISO Option shall be exercisable in whole or in part for a period of twelve (12) months from the date on which the Option is granted. The grant of an Option to any employee shall not affect in any way the right of the Company and any Affiliated Company to terminate the employment of the holder thereof.

     (f) ISOs. The Committee, with respect to each grant of an Option to an optionee, shall determine whether such Option shall be an ISO, and, upon determining that an Option shall be an ISO, shall designate it as such in the written instrument evidencing such Option. If the written instrument evidencing an Option does not contain a designation that it is an ISO, it shall not be an ISO.

     The aggregate fair market value (determined in each instance on the date on which an ISO is granted) of the Common Stock with respect to which ISOs are first exercisable by any optionee in any calendar year shall not exceed $100,000 for such optionee. If any subsidiary or Majority-Owned Affiliated Company of the Company shall adopt a stock option plan under which options constituting ISOs may be granted, the fair market value of the stock on which any such incentive stock options are granted and the times at which such incentive stock options will first become exercisable shall be taken into account in determining the maximum amount of ISOs which may be granted to the optionee under this Plan in any calendar year.

     (g) 10% Shareholder. If any employee to whom an ISO is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 425(d) of the Code), then the following special provisions shall be applicable to the ISO granted to such individual:

(i) The purchase price per share of the Common Stock subject to such ISO shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and
(ii) (ii) The option exercise period shall not exceed five years from the date of grant.

Section 8. Nontransferability of Option.

     No ISO granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the ISO shall be exercisable only by the optionee personally or by the Optionee’s legal representative. Any NSO granted pursuant to the Plan shall be transferrable to any member of such Optionee’s “immediate family” (as such term is defined in Rule 16a-1(c) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation) or to a trust or family partnership whose beneficiaries are members of such optionee’s “immediate family” or to a qualified charitable organization to which contributions are deductible for tax purpose pursuant to Section 170 of the Internal Revenue Code of 1986, as amended.

Section 9.	Effect of Termination of Employment, Other Changes of Employment or Employer Status, Death, Retirement or a Change in Control.

Event	Impact on Vesting	Impact on Exercise Period

Employment terminates upon Disability.	All options become immediately vested.	Option expiration date provided in grant continues to apply.

Employment terminates upon Retirement.	Option held at least 12 full calendar months become immediately vested; options held less than 12 full calendar months are forfeited.	Option expiration date provided in grant continues to apply.

Employment terminates upon death.	All options become immediately vested.	Right of executor, administrator of estate (or other transferee permitted by Section 8) terminates on earlier of (1) 12 months from the date of death, or (2) the expiration date provided in the Option.

Employment terminates upon Change in Control.	All options become immediately vested.	Option expiration date provided in grant continues to apply.

Termination of employment for other reasons (Optionees should be aware that the receipt of severance does not extend their termination date).	Unvested options are forfeited.	Expires upon earlier of 3 months from termination date or option expiration date provided in grant.

Company investment in optionee’s employer falls under 20% (this constitutes a termination of employment under the Plan, effective the date the investment falls below 20%) OR employment is transferred to an entity in which the Company’s ownership interest is less than 20%.	Unvested options are forfeited.	Expires upon earlier of 3 months from termination date or option expiration date provided in grant.

Employment transferred to Affiliated Company.	Vesting continues after transfer.	Option expiration date provided in grant continues to apply.

Death after employment has terminated but before option has expired (note that termination of employment may have resulted in a change to the original option expiration date provided in the grant).	Not applicable.	Right of Executor, administrator of estate (or other transferee permitted by Section 8) terminates on earlier of (1) 12 months from the date of death, or (2) the Option expiration that applied at the date of death (note that termination of employment may have resulted in a change to the original option expiration date provided in the grant).

     In the case of other leaves of absence not specified above, optionees will be deemed to have terminated employment (so that options unvested will expire and the option exercise period will end on the earlier of 6 months from the date the leave began or the option expiration date provided in the grant), unless the Committee identifies a valid business interest in doing otherwise in which case it may specify what provisions it deems appropriate in its sole discretion; provided that the Committee shall have no obligation to consider any such matters.

     Notwithstanding the foregoing provisions, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of an optionee's termination on the expiration or exercisability of Options at the time of grant or (with the consent of the affected optionee) outstanding Options. However, no Option can have a term of more than fifteen years.

Section 10. No Rights as a Share Owner.

     An optionee or a transferee of an optionee pursuant to Section 8 shall have no right as a share owner with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the optionee or transferee shall have become the holder of record of such Common Stock and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the optionee or transferee shall have in fact become the holder of record of the share of Common Stock acquired pursuant to the Option.

Section 11. Adjustment in the Number of Shares and in Option Price.

     In the event there is any change in the shares of Common Stock through the declaration of stock dividends, or stock splits or through recapitalization or merger or consolidation or combination of shares or spin-offs or otherwise, the Committee or the Board shall make such adjustment, if any, as it may deem appropriate in the number of shares of Common Stock available for Options as well as the number of shares of Common Stock subject to any outstanding Option and the option price thereof. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to any Option without payment therefore.

Section 12. Cancellation And New Grant of Options.

     The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options.

Section 13. Regulatory Compliance and Listing.

     The delivery of any shares issuable upon exercise of an Option granted under the Plan may be postponed by the Company for such period as may be required to comply with any applicable requirements under the Federal or State securities laws, any applicable listing or other requirements of any national securities exchange and requirements under any other law or regulation applicable to the delivery of such shares, and the Company shall not be obligated to deliver any such shares under the Plan if such delivery shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange. In addition, the shares when delivered may be subject to conditions, including transfer restrictions, if required to comply with applicable securities law.

Section 14. Amendments, Modifications and Termination of the Plan.

     The Board or the Committee may terminate the Plan at any time. From time to time, the Board or the Committee may suspend the Plan, in whole or in part. From time to time, the Board or the Committee may amend the Plan, in whole or in part, including the adoption of amendments deemed necessary or desirable to qualify the Options under the laws of various countries (including tax laws) and under rules and regulations promulgated by the Securities and Exchange Commission with respect to employees who are subject to the provisions of Section 16 of the 1934 Act, or to correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Option granted thereunder, or for any other purpose or to any effect permitted by applicable laws and regulations, without the approval of the share owners of the Company . However, in no event may additional shares of Common Stock be allocated to the Plan without shareholder approval. Without limiting the foregoing, the Board of Directors or the Committee may make amendments applicable or inapplicable only to participants who are subject to Section 16 of the 1934 Act.

Section 15. Governing Law.

     The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Washington and construed in accordance therewith.

Section 16. Effective Date.

     The Plan shall become effective when adopted by the Board of Directors, but no ISO granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, any ISO’s previously granted under the Plan shall terminate and no further ISO shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors;

amendments requiring shareholder approval (as provided in Section 12) shall become effective when adopted by the Board of Directors, but no ISO issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such ISO to a particular optionee) unless and until such amendment shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any ISO’s granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

Adopted by the Board of Directors
May 15, 2008